EXHIBIT 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended June 30, 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:
(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 Sancon Resources Recovery, Inc.


Date:  August 14, 2007                                         By: /s/ Jack Chen
                                                 -------------------------------
                                                                       Jack Chen
                                                         Chief Executive Officer


Date:  August 14, 2007                                       By: /s/ Klaus Shen
                                                 -------------------------------
                                                                      Klaus Shen
                                                         Chief Financial Officer